SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  FORM 8-K
                               Current Report
                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): January 9, 2003
                                                  (January 8, 2003)


                              Panavision Inc.
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           (Exact Name of Registrant as specified in its Charter)




          Delaware                   001-12391           13-3593063
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(State or other jurisdiction (Commission File No.)    (I.R.S. Employer
       of corporation)                               Identification No.)



6219 De Soto Avenue
Woodland Hills, California                       91367

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(Address of Principal                          (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code:  (818) 316-1000
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                                    N/A
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       (Former name or former address, if changed since last report)



Item 9.                    Regulation FD Disclosure

         On January 8, 2003, Panavision Inc. announced that John Farrand, Panavision's President and Chief Executive Officer, has resigned as officer and director of the Company in order to pursue other interests. Panavision also announced that the Company is undertaking an active search for a new chief executive, and that in the interim Panavision will be led by its Chairman Ronald O. Perelman and an Office of the President comprised of Chief Financial Officer Bobby Jenkins, Chief Operating Officer Will Paice and General Counsel Eric Golden.

         See attached as Exhibit 99.1 to this Form 8-K a press release, dated January 8, 2003, concerning these events.

         The information in this Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PANAVISION INC.



Date:  January 9, 2003               By: /s/ Eric W. Golden
                                        ----------------------------------------
                                           Name:  Eric W. Golden
                                           Title: Executive Vice President and
                                                  General Counsel



                               EXHIBIT INDEX

Exhibit No.            Description
-------------          --------------
99.01                  Press Release of Panavision Inc. dated January 8, 2003.


                                                                           99.01

For immediate release
---------------------

                      JOHN FARRAND TO LEAVE PANAVISION
                      --------------------------------

WOODLAND HILLS, Calif. - January 8, 2003 - Panavision Inc. (PVIS.OB) announced today that John Farrand, Panavision's President and Chief Executive Officer, has resigned as officer and director of the company in order to pursue other interests.

John Farrand said "After leading Panavision for 17 years, during which it grew from an operation with $20 million in revenues to the worldwide leader in cameras, lenses and imaging with revenues of more than $180 million, it is time for me to move on to other ventures and to allow someone else to steer the company into the future." Ronald O. Perelman, Panavision's Chairman, said "Under John's leadership, Panavision has strengthened its position as the leading designer and manufacturer of camera systems for the motion picture and television industries. John has also helped pave the way for Panavision's future growth through its development of high definition digital camera systems and, through its subsidiary EFILM, digital laboratory services. Panavision is grateful to John for his years of dedication and service to the Company, and we wish him well in his future endeavors."

Panavision is undertaking an active search for a chief executive, and is hopeful that it will announce an appointment shortly. While the search is ongoing, Panavision will be led by its Chairman Mr. Perelman and an Office of the President comprised of Chief Financial Officer Bobby Jenkins, Chief Operating Officer Will Paice and General Counsel Eric Golden.

Panavision Inc. is a leading designer and manufacturer of high-precision camera systems, comprising film and digital cameras, lenses and accessories for the motion picture and television industries. Panavision systems are rented through its domestic and international owned and operated facilities and agent network.

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts. These statements are subject to uncertainties and risks, including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the company, are expressly qualified by the cautionary statements and other cautionary statements which may accompany the forward-looking statements. In addition, the company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

                                    ***

For Further Information Contact:
--------------------------------

Tony Shaffer
Robinson Lerer & Montgomery
212.484.7469